THE MAINSTAY GROUP OF FUNDS

Supplement dated September 22, 2016 (“Supplement”)

to the following Prospectuses:

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds and

MainStay Asset Allocation Funds Prospectuses each dated February 29, 2016, as supplemented

MainStay Cushing® Funds Prospectus dated

March 31, 2016, as supplemented

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund

Prospectuses each dated August 29, 2016, as supplemented

Mainstay Epoch Capital Growth Fund Prospectus dated

September 22, 2016

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective November 1, 2016, the Shareholder Guide of each Prospectus is amended with the following changes:

The section entitled, “Fund Earnings: Dividends and Distributions”:

1.	MainStay Cushing MLP Premier Fund is removed from the list “Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least quarterly”.

2.	MainStay Cushing MLP Premier Funds is inserted into the list “Dividends from the net investment income (if any) of the following MainStay Funds are declared and paid at least monthly”.

In the section, “Understand The Tax Consequences: MainStay Cushing Funds” is replaced with the following:

Although the MLP Premier Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the MLP Premier Fund’s distributions to shareholders is generally expected to consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution from the MLP Premier Fund to a shareholder will constitute a return of capital, rather than a dividend, for U.S. federal income tax purposes to the extent such distribution exceeds the MLP Premier Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the MLP Premier Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in an increase of a shareholder’s tax liability) when the shareholder later redeems the MLP Premier Fund’s shares. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains.

A portion of the MainStay Cushing Energy Income Fund’s and MainStay Cushing Renaissance Advantage Fund’s distributions may also be characterized as return of capital. Each Fund may invest up to 25% of its total assets in MLPs and all or a portion of the cash distributions received by these Funds from the MLPs in which they invest may be characterized as return of capital. If, for any taxable year, a Fund’s total distributions exceed its current and accumulated earnings and profits, such excess will generally be treated as return of capital for U.S. federal income tax purposes. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s tax basis in the Fund’s shares, thereby potentially causing the shareholder to recognize a higher amount of gain or smaller amount of loss (and could result in a an increases of a shareholder’s tax liability) when the shareholder later redeems the Fund’s shares. The Funds cannot assure you as to what percentage, if any, of the distributions paid on Fund shares will consist of net capital gain, ordinary income, or return of capital.

A return of capital distributed by a Fund may not necessarily reflect positive investment performance. To the extent that a distribution paid by a Fund exceeds the distributions the Fund receives from its underlying investments, the Fund’s assets generally will decline. A decline in the Fund’s assets may also result in an increase in the Fund’s expense ratio and over time the distributions paid in excess of distributions received could erode the Fund’s net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.